Exhibit 99.2

UNITED STATES OF AMERICA	§
OUTER CONTINENTAL SHELF	§
GULF OF MEXICO	§

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

Pursuant to that certain Conveyance of Overriding Royalty Interests (“Conveyance”) from Tenneco Exploration, Ltd. (“Tenneco”) to TEL Offshore Trust Partnership, a Texas general partnership (hereinafter referred to as the “Assignor”) dated January 13, 1983 but effective as of January 1, 1983 and filed in the Non-Required Filings with the Gulf of Mexico Regional Office of the Minerals Management Service (now called the Bureau of Ocean Energy Management), TEL Offshore Trust Partnership acquired overriding royalty interests in and to the Minerals (as defined in the Conveyance) in and under and produced and saved from the lands covered by the leases described in the Exhibit A attached to and made a part of the Conveyance and all renewals or extensions of such leases and the leases referred to in Article IV of the Conveyance (collectively the “Leases”).  Pursuant to the Conveyance, Tenneco granted to TEL Offshore Trust Partnership overriding royalty interests in the Leases equal to twenty-five percent (25%) of the Net Proceeds attributable to the Subject Interests, as those terms are defined in the Conveyance, subject to all the terms and conditions contained in the Conveyance.  The overriding royalty interests granted to Assignor pursuant to the Conveyance are collectively referred to herein as the “Original Royalty.”

Thereafter, RNR Production, Land and Cattle Company, Inc. (“RNR”), a Texas corporation, acquired interests in the Original Royalty as follows:

(1)         an undivided twenty percent (20%) of Assignor’s right, title and interest in and to the Original Royalty (or 5% of 8/8ths), pursuant to that certain Partial Assignment of Overriding Royalty Interests dated October 27, 2011, but effective as of August 1,

2011, and filed in the Non-Required Filings with the Gulf of Mexico Regional Office of the Bureau of Ocean Energy Management and recorded in the real property records of certain Louisiana parishes and Jefferson County, Texas as shown on Schedule 1; and

(2)         an undivided twenty-five percent (25%) of Assignor’s right, title and interest in and to the remaining Original Royalty held by Assignor following the previous sale to RNR (or 5% of 8/8ths) pursuant to that certain Partial Assignment of Overriding Royalty Interests dated October 29, 2013, but effective as of August 1, 2013, and filed in the Non-Required Filings with the Gulf of Mexico Regional Office of the Bureau of Ocean Energy Management and recorded in the real property records of certain Louisiana parishes as shown on Schedule 2.

Assignor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, sell, convey, and assign  unto Arena Energy, LP, a Delaware Limited Partnership, whose address is 4200 Research Forest Drive, Suite 500, The Woodlands, Texas 77381 (hereinafter referred to as “Assignee”) all of Assignor’s right, title and interest in and to the remaining Original Royalty held by Assignor following the previous sales to RNR as described above, INSOFAR BUT ONLY INSOFAR AS such overriding royalty interests burden the Leases described on Exhibit A attached hereto and then only to the extent that the Leases described on Exhibit A are valid and existing leases in force and effect as of the Effective Date of this Assignment (the one hundred percent (100%) of Assignor’s right, title and interest in and to the remaining Original Royalty held by Assignor following the previous sales to RNR (or 15%

of 8/8ths) being hereby conveyed being referred to herein as the “Transferred Overriding Royalty Interest”).

This Assignment is made and accepted upon the following terms and conditions:

1.              Effective Date.  This Assignment shall be effective as of the first day of February 1, 2016, at 7:00 a.m., Central Time (the “Effective Date”).

2.              Right to Revenues and Proceeds.  Assignor shall retain all revenues and proceeds attributable to the ownership of the Transferred Overriding Royalty Interest prior to the Effective Date.  Assignee shall be entitled to all revenues and proceeds attributable to the ownership of the Transferred Overriding Royalty Interest from and after the Effective Date.  Any sums that may be received by a party which, as provided above, belong to the other shall be promptly remitted to such other party.

3.              Warranties

a.              Special Warranty.  Assignor does hereby bind itself to warrant and forever defend, all and singular, title to the Transferred Overriding Royalty Interest, unto Assignee, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

b.              Subrogation.  Assignee shall be and is hereby subrogated to all covenants and warranties of title by parties heretofore given or made to Assignor or Assignor’s predecessors in title in respect of the Transferred Overriding Royalty Interest, for purposes of any time from and after 7:00 a.m., Central Time, on the Effective Date.

c.               Financial Performance. ASSIGNOR DOES NOT WARRANT THE FINANCIAL PERFORMANCE OF THE TRANSFERRED OVERRIDING ROYALTY INTEREST.

d.              Disclaimer of Condition.  ASSIGNOR DOES NOT WARRANT THE CONDITION OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE OF ANY OF THE ASSETS BURDENED BY THE TRANSFERRED OVERRIDING ROYALTY INTEREST, ANY SUCH WARRANTY BEING EXPRESSLY DISCLAIMED.

e.               Information.  Assignee acknowledges that it has had a reasonable opportunity to examine title and other agreements and information relating to the Transferred Overriding Royalty Interest.  ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING THE INFORMATION, IN ITS FILES OR OTHERWISE, RELATING TO THE TRANSFERRED OVERRIDING ROYALTY INTEREST, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO ACCURACY, COMPLETENESS OR USEFULNESS FOR TITLE EXAMINATION, FOR EVALUATION OF THE WORTH OR CONDITION OF THE TRANSFERRED OVERRIDING ROYALTY INTEREST, OR FOR ANY OTHER PURPOSE.

4.              Representations

a.              Qualification of Assignee.  Assignee represents and warrants that it (i) is now, and hereafter shall continue to be, qualified to conduct business in the States of Texas and Louisiana and to own the Transferred Overriding Royalty Interest, (ii) is an entity in good standing under the laws of the jurisdiction of its organization, (iii) is authorized with full authority and power to enter into this transaction, (iv) executes this Assignment as a valid and binding obligation of Assignee, enforceable in accordance with its terms, (v) is not prohibited by its charter, articles or other governance instruments or by any law, statute, rule or regulation from entering into or consummating this transaction, and (vi) shall pay its own costs and expenses related to this transaction.

b.     Qualification of Assignor.  Assignor represents and warrants that it (i) is now qualified to conduct business in the States of Texas and Louisiana and to convey the Transferred Overriding Royalty Interest, (ii) is an entity in good standing under the laws of the jurisdiction of its organization, (iii) is authorized with full authority and power to enter into this transaction, including, without limitation, pursuant to the terms of that certain Final Judgment and Order entered by the Court on January 15, 2016, in In Re: Tel Offshore Trust, Cause No. C-1-PB-16-000096 in the Probate Court of Travis County, Texas, and that such Order has become final and non-appealable, (iv) executes this Assignment as a valid and binding obligation of Assignor, enforceable in accordance with its terms, (v) is not prohibited by its charter, articles or other governance instruments or by any law, statute, rule or regulation from entering into or consummating this transaction, and (vi) shall pay its own costs and expenses related to this transaction.

c.               Inspection.  Assignee agrees that it has had a reasonable opportunity to inspect and examine the records of Assignor bearing upon the Transferred Overriding Royalty Interest, and Assignee is aware of and satisfied with and accepts such condition of the Transferred Overriding Royalty Interest “AS IS” and “WHERE IS”. Assignee assumes all risk and liability incident to the condition thereof and Assignor shall have no further obligation with respect thereto.

5.              Assumption of all risk and liability

a.              Assignee Liability.  Assignee assumes all risk and liability of whatsoever nature arising from, relating to, or connected with the ownership of the Transferred Overriding Royalty Interest from and after the Effective Date (the “Assignee Assumed Liabilities”) and agrees to indemnify, defend and hold Assignor harmless from all liabilities, claims, causes of action, demands, lawsuits, and expenses arising from or relating to the Assignee Assumed Liabilities.

b.              Assignor Liability.  Assignor retains all risk and liability of whatsoever nature arising from, relating to, or connected with the ownership of the Transferred Overriding Royalty Interest prior to the Effective Date (the “Assignor Retained Liabilities”) and agrees to indemnify, defend and hold Assignee harmless from all liabilities, claims, causes of action, demands, lawsuits, and expenses arising from or relating to the Assignor Retained Liabilities.

c.                                       WAIVER OF CONSUMER RIGHTS.  ASSIGNEE WAIVES ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 et seq., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS.  AFTER CONSULTATION WITH AN ATTORNEY OF ASSIGNEE’S OWN SELECTION, ASSIGNEE VOLUNTARILY CONSENTS TO THIS WAIVER.

d.                                      WAIVER OF LOUISIANA RIGHTS IN REDHIBITION.

ASSIGNEE EXPRESSLY WAIVES EACH OF THE FOLLOWING:

(1)                                 WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE SECTIONS 2520 THROUGH 2548.

(2)                                 THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE SECTION 2475.

(3)                                 ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE SECTION 2520, ET SEQ.

(4)                                 ALL RIGHTS FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE.

ASSIGNEE ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION FOR THIS SALE.

ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS OR WARRANTY AGAINST REDHIBITORY VICES AND DEFECTS FOR THE TRANSFERRED OVERRIDING ROYALTY INTEREST.

IN ORDER TO EVIDENCE ITS ABILITY TO GRANT THE ABOVE WAIVER, ASSIGNEE HEREBY REPRESENTS AND WARRANTS TO ASSIGNOR THAT ASSIGNEE (I) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (II) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND (III) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

e.               General Matters.   Any obligation or liability of the Assignor under this Assignment is the obligation and liability of the Assignor only and is in no respect whatsoever the obligation or liability of any of the partners of the Assignor, the trustees of the TEL Offshore Trust or the owners of units of the TEL Offshore Trust.  Assignee is dealing with the Assignor and is doing so in reliance solely upon the assets of the Assignor and not upon such partners, trustees or owners of such units, none of whom shall have any personal liability to Assignee.  Assignee acknowledges that the partners of the Assignor intend to dissolve and liquidate the Assignor in accordance with applicable law as soon as practical after the end of the audit period provided for in Section 6.a. below and that such dissolution and liquidation shall not be restricted in any manner by the execution and delivery of this Conveyance or the terms contained herein.

6.              Accounting

a.              Post-Closing.  Within 60 days after the Closing Date, Assignor shall provide a post-closing statement, subject to a  four (4) month audit right, to Assignee setting forth the actual proration of the amounts required to be allocated among Assignor and Assignee with respect to the Transferred Overriding Royalty Interest.

b.              Payment of Taxes.

(A)                               All real estate, use, occupation, ad valorem, personal property taxes and similar charges on the Transferred Overriding Royalty Interest (“Property Taxes”) shall be prorated as of the Effective Date.

(1)         Assignor is responsible for all such taxes for all periods prior to the Effective Date and is entitled to all refunds, recoupments, rebates and credits for such items with regard to such periods.

(2)         Assignee is responsible for all such taxes for all periods from and after the Effective Date and is entitled to all refunds, recoupments, rebates and credits for such items with regard to such periods.

(3)         Assignee shall pay all Property Taxes with respect to the Transferred Overriding Royalty Interest for the current tax year and subsequent periods, and Assignor shall reimburse Assignee for Assignor’s proportionate share thereof within thirty (30) days after receipt of Assignee’s invoice, accompanied by reasonable supporting documentation.

(B)                               Any sales, use and similar taxes arising out of the sale of the Transferred Overriding Royalty Interest shall be borne by Assignee.

(C)                               Assignee shall indemnify and defend Assignor with respect to any claims for taxes which are the obligation of Assignee under this Agreement, including any court costs and attorneys’ and other advisor fees.

(D)                               Assignor shall indemnify and defend Assignee with respect to any claims for taxes which are the obligation of Assignor under this Agreement, including any court costs and attorneys’ and other advisor fees.

c.               Special Reserve Account.  The Transferred Overriding Royalty Interest is assigned hereby and accepted by Assignee subject to all special reserve accounts, as provided in the Conveyance, including any Disputed Price Reserve Account and any Special Costs Reserve Account, each as defined in the Conveyance, and Assignor hereby transfers to Assignee all rights and obligations with respect to such reserve accounts insofar and only insofar as they are attributable to or relating to the Transferred Overriding Royalty Interest.

d.     Excess Production Costs.   The Transferred Overriding Royalty Interest is assigned hereby and accepted by Assignee subject to carried-forward Excess Production Costs, as defined in the Conveyance, whether attributable to periods before, on or after the Effective Date, proportionately reduced, when applicable, attributable to or relating to the Transferred Overriding Royalty Interest.

7.                                      Records.  Assignor shall deliver to Assignee copies of files, records and other documents relating to the Transferred Overriding Royalty Interest (collectively, the “Records”), except files, records and other documents and papers protected by the attorney-client privilege or attorney work product, partnership records, and proprietary data, which includes, but is not limited to, interpretive geological and/or geophysical information, economic analyses, patents and trade secrets, offers to purchase, and any document or data protected by third party confidentiality agreements.  Assignor shall have the right to retain copies of the Records and the right, upon reasonable advance notice to Assignee, to have reasonable access during normal office hours and the right to copy (at Assignor’s expense) the Records for a period of seven (7) years after the

Effective Date.

8.                                      Additional Agreements. Assignor covenants and agrees to execute and deliver to Assignee such other and additional instruments and documents as may be necessary to fully convey the Transferred Overriding Royalty Interest to Assignee.

9.                                      Successors and Assigns.            All of the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of Assignor and Assignee.

10.                               Counterparts. This Assignment may be executed in multiple original counterparts, each of which shall be deemed an original instrument, but all of which shall constitute but one and the same instrument.

11.                               Governing Law.  This Assignment shall be construed in accordance with, and governed by, the laws of the State of Louisiana, without regard to its conflicts of laws rules, and any dispute between the Parties regarding this Assignment shall be administered under the ADR provisions contained in Exhibit “B” attached hereto and incorporated herein.

[END OF PAGE.  SIGNATURES TO FOLLOW.]

IN WITNESS WHEREOF, this Assignment is executed as of the respective dates of the acknowledgements below (the last of these dates being the “Closing Date”) to be effective as of the Effective Date.

WITNESSES:		ASSIGNOR:

/s/ J. Scott Ritter		TEL Offshore Trust Partnership
Printed Name:	J. Scott Ritter
		By:	Chevron U.S.A. Inc.
/s/ Michael A. Lemen		Its:	Managing General Partner
Printed Name:	Michael A. Lemen
		By:	/s/ J.K. Phipps
J.K. Phipps, Assistant Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this 22 day of June, 2016, by J.K. Phipps, Assistant Secretary, of Chevron U.S.A. Inc., a Pennsylvania corporation, as the general partner of TEL Offshore Trust Partnership, a Texas partnership, on behalf of said partnership.

/s/ Charles F Holmes
Notary Public In and For
The State of Texas

My Commission Expires:	April 6, 2018

WITNESSES:		ASSIGNEE:

/s/ Scott Broekstra		Arena Energy, LP
Printed Name:	Scott Broekstra	By: Arena Energy GP, LLC
Its sole General Partner
/s/ John D. Hamilton
Printed Name:	John D. Hamilton
		By:	/s/ Christopher A. Capsimalis
Christopher A. Capsimalis
Business Development Manager

STATE OF TEXAS	§
§
COUNTY OF MONTGOMERY	§

This instrument was acknowledged before me on June 24, 2016, by Christopher A. Capsimalis, Business Development Manager of Arena Energy GP, LLC, a Delaware limited liability company, the General Partner of Arena Energy, LP, a Delaware limited partnership, on behalf of said limited liability company and said limited partnership.

/s/ Cassie Calelly
Notary Public In and For
The State of Texas

My Commission Expires:	May 10, 2017

EXHIBIT “A”

Attached to and made part of that certain Assignment of Overriding Royalty Interests effective as of February 1, 2016, by and between

TEL Offshore Trust Partnership, as Assignor

And Arena Energy, LP, as Assignee

Lease Number	Area and Block	Location

OCS-0577	Eugene Island 208 (NW/4)*	Offshore Louisiana

OCS-0821	Ship Shoal 183**	Offshore Louisiana

OCS-G-2318	Eugene Island 339	Offshore Louisiana

OCS-G-2319	Eugene Island 342	Offshore Louisiana

OCS-G-2624	South Timbalier 36	Offshore Louisiana

OCS-G-2625	South Timbalier 37	Offshore Louisiana

* Depth limited portions of the N/2 of the W/2

**(N/2 and N/2 SW/4) and (SE/4, S/2 of SW/4, NE/4 of SW/4 and portion of S/2 of NW/4 of SW/4)

Exhibit “B”

Attached to and made part of that certain Assignment of Overriding Royalty Interests effective as of February 1, 2016, by and between

TEL Offshore Trust Partnership, as Assignor

And Arena Energy, LP, as Assignee

Choice of Law and ADR Provisions

1.                                      GOVERNING LAW AND RESOLUTION OF DISPUTES

1.1                               Governing Law. This Agreement is governed by and interpreted under the law of the State of Louisiana for matters governed by this law, without regard to the jurisdiction’s choice of law rules, except that the substantive and procedural rules of the Federal Arbitration Act, 9 U.S.C. §§ 1-16 (“the Act”).

1.2                               Resolution of Disputes. If any dispute arises out of or in relation to this Agreement, for remedies other than those of injunctive relief or specific performance, and if the dispute cannot be settled by direct negotiations, either Party may initiate mediation. If the Parties fail to settle the dispute within thirty days of notice of mediation, either Party may initiate binding arbitration.

1.3                               The following provisions shall apply to arbitration proceedings pursuant to Section 1.2:

(A)                               The place of arbitration will be Houston, Texas.

(B)                               One arbitrator will conduct the arbitral proceedings in accordance with The International Institute for Conflict Prevention and Resolution (“CPR”) Rules and CPR is the appointing authority.

(C)                               The Parties will submit true copies of all documents considered relevant with their respective statement of claim or defense and any counterclaim or reply. Neither Party may compel the other to produce additional documents. The maximum number of witnesses each Party may call to give evidence is three witnesses of fact and one expert witness.

(D)                               The arbitrator does not have the power to award, nor shall the arbitrator award, any punitive, indirect or consequential damages (however denominated). Each Party will bear its own costs of legal representation and witness expenses.

(E)                                The arbitrator must render a reasoned award in writing. The award is final and binding.

(F)                                 The dispute will be resolved as quickly as possible. The arbitration award must be issued within three months from completion of the hearing, or as soon as possible thereafter

SCHEDULE 1

RECORDING SCHEDULE

DOCUMENT	STATE	COUNTY	RECORDING INFORMATION
Partial Assignment of Overriding Royalty Interests dated effective August 1, 2011, from TEL Offshore Trust Partnership to RNR Production, Land and Cattle Company, Inc.	Louisiana	Cameron	11/28/11 COB #324540
		Iberia	11/28/11 #2011-00012494 COB 1494/Page 33
		Lafourche	11/28/11 #1124049 COB 1871/Page 782
		St. Mary	11/28/11 #311991 COB 244/Page 702
		Terrebonne	12/01/11 #1387433 COB 2266/Page 177
		Vermilion	12/13/11 #2011012434-CO
		BOEM	Received by Adjudication Unit 11/14/2011
	Texas	Jefferson	11/22/11 #2011037890

SCHEDULE 2

RECORDING SCHEDULE

DOCUMENT	STATE	COUNTY	RECORDING INFORMATION
Partial Assignment of Overriding Royalty Interests dated effective August 1, 2013, from TEL Offshore Trust Partnership to RNR Production, Land and Cattle Company, Inc.	Louisiana	Cameron	11/07/13 COB #331005
		Iberia	11/07/13 #2013-00012587 COB 1545/Page 916
		Lafourche	11/07/13 #1167155 COB 1947/Page 200
		St. Mary	11/07/13 #317738 COB 285/Page 437
		Terrebonne	11/07/13 #1440778 COB 2356/Page 119
		Vermilion	11/07/13 #2013011482-CO
		BOEM	Received by Adjudication Unit 11/20/2013